Sub-Item Q1 (a): Exhibits

AMENDMENT #9
TO THE
RESTATED AND
AMENDED
DECLARATION OF TRUST

FEDERATED INCOME
TRUST

Dated May 19, 2000

	This Restated
and
Amended Declaration of
Trust is
amended as follows:

Strike Section 1 of Article
I, and
substitute in its place the
following:

	Section 1.  Name.
This Trust
shall be known as the
?Federated
Government Income
Trust?, and the
Trustees may conduct
the business of
the Trust under that
name or any other
name as it may
determine from time to
time.

Strike subsection (b)
from Section 2 of
Article I, and substitute in
its place the
following:

	Section 2.
Definitions.
Wherever used herein,
unless
otherwise required by
the context or
specifically provided:

	(b)	The
"Trust" refers to
Federated Government
Income Trust;

	The undersigned
hereby
certify that the above
stated
Amendment is a true and
correct
Amendment to the
Restated and
Amended Declaration of
Trust, as
adopted by the Board of
Trustees
at a meeting on the 15th
day of
August, 2014, to become
effective on November 3,
2014.

	Witness the due
execution this 15th day
of
August, 2014.



/s/ John F. Donahue
/s/ Charles F. Mansfield,
Jr.
John F. Donahue
Charles F. Mansfield, Jr.




/s/ John T. Collins
/s/ Thomas M. O?Neill
John T. Collins
Thomas M. O?Neill




/s/ J. Christopher
Donahue
/s/ P. Jerome Richey
J. Christopher Donahue
P. Jerome Richey




/s/ Maureen Lally-Green

/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh




/s/ Peter E. Madden

Peter E. Madden




Sub-Item Q1 (g): Exhibits


AGREEMENT AND PLAN
OF
REORGANIZATION
  THIS AGREEMENT AND
PLAN
OF REORGANIZATION
(the
?Agreement?) is made as
of this 19th
day of November 2014,
by and
between Federated
Government
Income Trust, a
Massachusetts
business trust, with its
principal place
of business at 4000
Ericsson Drive,
Warrendale, PA 15086-
7561 (the
?Acquiring Fund?), and
Federated
GNMA Trust, a
Massachusetts
business trust, with its
principal place
of business at 4000
Ericsson Drive,
Warrendale, PA 15086-
7561
(?Acquired Fund? and,
collectively
with the Acquiring Fund,
the ?Funds?).
  This Agreement is
intended to be,
and is adopted as, a plan
of
reorganization within the
meaning of
Section 368(a) of the
United States
Internal Revenue Code of
1986, as
amended (the ?Code?)
and the
Treasury Regulations
promulgated
thereunder. The
reorganization will
consist of: (i) the transfer
of all or
substantially all of the
assets of the
Acquired Fund (which
offers
Institutional Shares and
Service
Shares) (the ?Acquired
Fund Shares?)
in exchange solely for
shares
(Institutional Shares and
Service
Shares, respectively), no
par value per
share, of the Acquiring
Fund
(?Acquiring Fund
Shares?); (ii) the
distribution of the
Acquiring Fund
Shares (Institutional
Shares and
Service Shares, to the
holders of the
outstanding shares of the
Acquired
Fund (Institutional Shares
and Service
Shares, respectively), and
(iii) the
liquidation and
dissolution of the
Acquired Fund as
provided herein, all
upon the terms and
conditions set forth
in this Agreement (the
?Reorganization?).
  WHEREAS, the Acquiring
Fund
and Acquired Fund are
open-end,
registered management
investment
companies, and the
Acquired Fund
owns securities that
generally are
assets of the character in
which the
Acquiring Fund is
permitted to invest;
WHEREAS, the Funds are
authorized to issue their
shares of
beneficial interests;
  WHEREAS, the Trustees
of the
Acquired Fund Registrant
have
determined that the
Reorganization,
with respect to the
Acquiring Fund, is
in the best interests of
the Acquiring
Fund and that the
interests of the
existing shareholders of
the Acquiring
Fund will not be diluted
as a result of
the Reorganization;
  WHEREAS, the Trustees
of the
Acquiring Fund
Registrant have
determined that the
Reorganization,
with respect to the
Acquired Fund, is in
the best interests of the
Acquired Fund
and that the interests of
the existing
shareholders of the
Acquired Fund will
not be diluted as a result
of the
Reorganization;
  NOW, THEREFORE, in
consideration of the
premises and of
the covenants and
agreements
hereinafter set forth, the
parties hereto
covenant and agree as
follows:
ARTICLE I
TRANSFER OF ASSETS OF
THE
ACQUIRED FUND IN
EXCHANGE FOR
ACQUIRING FUND
SHARES AND
LIQUIDATION AND
DISSOLUTION OF THE
ACQUIRED
FUND
1.1
THE EXCHANGE. Subject
to the terms
and conditions contained
herein and
 on the basis of the
representations
 and warranties
contained herein, the
Acquired Fund agrees
to transfer all or
substantially all of
 its assets, as set forth in
paragraph 1.2,
to the
Acquiring Fund. In
exchange, the Acquiring
Fund agrees to deliver to
the Acquired
Fund the number of full
and fractional
shares of each class of
Acquiring Fund
 Shares determined by
multiplying (a)
the outstanding shares of
each class of the
Acquired Fund Shares by
(b) the ratio
computed by dividing (x)
the net asset
value per share of such
class of the Acquired
Fund Shares by (y) the
net asset value
per share of the
corresponding class of
Acquiring Fund Shares
computed in the manner
and as of the time and
date set forth
in paragraph 2.2. Holders
of the Acquired
Fund Shares will receive
the corresponding
class of Acquiring Fund
Shares in
exchange for their
Acquired Fund
Shares. Such transactions
shall
take place at the closing
on the Closing Date
provided for
in paragraph 3.1.
1.2
ASSETS TO BE ACQUIRED.
The assets
of the Acquired Fund to
be acquired
by the Acquiring Fund
shall consist
of property
having a value equal to
the total
 net assets of the
Acquired Fund,
including, without
limitation, cash,
securities, commodities,
interests in futures and
dividends
or interest receivable,
owned by
the Acquired Fund. The
assets to
 be acquired by the
Acquiring Fund shall not
include
any deferred or prepaid
expenses
shown as an asset on the
books of
 the Acquired Fund on
the Closing Date, to the
extent
 that they do not have
continuing
 value to the Acquiring
Fund.
  The Acquired Fund has
provided the
Acquiring Fund with its
most recent
audited financial
statements, which
contain a list of all of the
Acquired
Fund's assets as of the
date of such
statements. The Acquired
Fund hereby
represents that as of the
date of the
execution of this
Agreement, there
have been no changes in
its financial
position as reflected in
such financial
statements other than
those occurring
in the ordinary course of
business in
connection with the
purchase and sale
of securities, the issuance
and
redemption of Acquired
Fund Shares
and the payment of
normal operating
expenses, dividends and
capital gains
distributions.
The Reorganization is to
occur on the
Closing Date, which is
expected to be
on or after January 23,
2015. On the
Closing Date,
substantially all of the
assets of the Acquired
Fund (except for
deferred or prepaid
expenses, and
amounts reserved for
payment of
Acquired Fund liabilities
and any
additional cash received
by the
Acquired Fund after the
Closing Date
in excess of accrued Fund
liabilities
recorded on the Acquired
Fund's books
on or before the Closing
Date that is
retained by the Acquired
Fund's
adviser) will be
transferred to the
Acquiring Fund. In
exchange for the
transfer of these assets,
the Acquiring
Fund will simultaneously
issue to the
Acquired Fund a number
of full and
fractional Institutional
and Service
Shares, (as applicable) of
the
Acquiring Fund equal in
value to the
aggregate NAV of the
Institutional and
Service Shares of the
Acquired Fund,
as applicable, calculated
as of 4:00
p.m., Eastern time, on
the Closing
Date.
The Acquired Fund is to
satisfy its
liabilities prior to the
Closing Date.
Accordingly, the Acquired
Fund may
set aside cash to satisfy
its liabilities,
which (along with
deferred or prepaid
expenses) would not be
transferred to
the Acquiring Fund.
Following the
Closing Date, if additional
cash in
excess of accrued
expenses recorded
on the Acquired Fund's
books on or
before the Closing Date
are received
by or returned to the
Acquired Fund,
the Acquired Fund's
Adviser and its
affiliates may retain such
excess funds;
any amounts received or
returned that
are not retained by the
Acquired Fund's
Adviser would be
remitted to the
Acquiring Fund.
1.3
LIABILITIES TO BE
DISCHARGED.
The Acquired Fund will
discharge
all of its liabilities and
obligations prior
 to the
Closing Date.

1.4
LIQUIDATION AND
DISTRIBUTION. On
or as soon after the
Closing Date
as is conveniently
practicable:
(a) the Acquired
Fund will distribute in
complete
liquidation of the
Acquired Fund,
pro rata to its
shareholders of record,
determined as of the
close of business on the
Closing
Date (the ?Acquired Fund
Shareholders?),
 all of the Acquiring Fund
Shares received
by the
Acquired Fund pursuant
to paragraph 1.1;
and (b) the Acquired
Fund will thereupon
proceed to dissolve and
terminate as set
forth in paragraph 1.8
below. Such
distribution will be
accomplished by
 the transfer of Acquiring
Fund Sha
res credited to the
account of the Acquired
Fund on the
 books of the Acquiring
Fund to
 open accounts on the
share records
of the Acquiring
Fund in the name of the
Acquired
Fund Shareholders, and
representing
the respective pro rata
number of Acquiring
Fund
Shares due such
shareholders. All
issued and outstanding
Acquired Fund
Shares will
simultaneously be
canceled
on the books
of the Acquired Fund.
The Acquiring
Fund shall not issue
certificates
representing Acquiring
Fund Shares in
connection with
such transfer. After the
Closing Date,
 the Acquired Fund shall
not conduct any
 business except in
connection with its
dissolution and
termination.
1.5
OWNERSHIP OF SHARES.
Ownership of
Acquiring Fund Shares
will be
shown on the books of
the Acquiring Fund's
transfer agent. Acquiring
Fund
Shares will be issued
simultaneously
to the Acquired Fund, in
an amount equal
in value to the
aggregate net asset value
of the
 Acquired Fund Shares, to
be distributed
to Acquired Fund
Shareholders.
1.6
TRANSFER TAXES. Any
transfer taxes
payable upon the
issuance of Acquiring
 Fund Shares in a name
other than the
registered holder of the
Acquired
Fund Shares on the
books of the Acquired
Fund as of that time
shall, as a condition of
such
issuance and transfer, be
paid by
 the person to whom
such Acquiring Fund
Shares are to be issued
and transferred.
1.7
REPORTING
RESPONSIBILITY. Any
reporting
 responsibility of the
Acquired Fund is
and shall remain the
responsibility of
the Acquired Fund.
1.8
TERMINATION. The
Acquired Fund shall be

dissolved and terminated
promptly following
the Closing Date and the
making
of all distributions
pursuant to paragraph
1.4.
1.9
BOOKS AND RECORDS.
All books and records of
the Acquired Fund,
including all books and
records required to be
maintained under the
Investment Company Act
of 1940, as amended (the
?1940 Act?),
and the rules and
regulations
thereunder, shall be
available to the
Acquiring Fund from and
after the Closing
 Date and shall be turned
over to the Acquiring
Fund as soon as
practicable following
 the Closing Date.
ARTICLE II
VALUATION

2.1
VALUATION OF ASSETS.
The value of the
Acquired Fund's assets to
be acquired
by the Acquiring Fund
hereunder shall be the
value of such assets at
the closing on
the Closing Date, after
the declaration
 and payment of any
dividends and/or other
distributions on that
date, using the
valuation procedures set
forth in the
Acquiring Fund
Registrant's Declaration
of
 Trust and the
Acquiring Fund's then
current prospectus
and statement of
additional information or
such other valuation
procedures as shall be
mutually agreed upon by
the parties (and
approved by the
respective Boards of
Trustees (?Board?) of the
Acquiring Fund and
Acquired Fund).
2.2
VALUATION OF SHARES.
The net asset
value per share of each
class of Acquiring
Fund Shares shall be the
net asset value
per share of such class of
Acquiring
Fund Shares computed at
the closing on
the Closing Date, using
the valuation
procedures
set forth in the Acquiring
Fund Registrant's
Declaration of Trust and
the Acquiring Fund's
 then current prospectus
and
statement of additional
information, or
such other valuation
procedures as shall
be mutually agreed upon
by the parties (and
approved by their
respective Boards).
2.3
SHARES TO BE ISSUED.
The number of
shares of each class of
Acquiring Fund
Shares to be issued
(including fractional
shares, if any) in
exchange for the
Acquired Fund's assets to
be acquired
by the Acquiring Fund
pursuant to this
Agreement
shall be determined in
accordance
 with paragraph 1.1.
2.4
DETERMINATION OF
VALUE. All computations
of value shall be made by
State Street
 Bank and Trust
Company, on
behalf of the Acquiring
Fund and the
 Acquired Fund.
ARTICLE III
CLOSING AND CLOSING
DATE
3.1 CLOSING DATE. The
closing
shall occur on or about
January 23,
2015, or such other
date(s) as the
parties may agree to in
writing (the
?Closing Date?). All acts
taking place
at the closing shall be
deemed to take
place at 4:00 p.m.
Eastern Time on the
Closing Date unless
otherwise
provided herein. The
closing shall be
held at the offices of
Federated
Services Company, 1001
Liberty
Avenue, Pittsburgh,
Pennsylvania
15222-3779, or at such
other time
and/or place as the
parties may agree.
3.2 CUSTODIAN'S
CERTIFICATE.
State Street Bank and
Trust Company,
as custodian for the
Acquired Fund
(the ?Custodian?), shall
deliver at the
Closing a certificate of an
authorized
officer stating that: (a)
the Acquired
Fund's portfolio
securities, cash, and
any other assets have
been delivered in
proper form to the
Acquiring Fund on
the Closing Date; and (b)
all necessary
taxes including all
applicable federal
and state stock transfer
stamps, if any,
shall have been paid, or
provision for
payment shall have been
made, in
conjunction with the
delivery of
portfolio securities by the
Acquired
Fund.
3.3 EFFECT OF
SUSPENSION IN
TRADING. In the event
that on the
scheduled Closing Date,
either: (a) the
NYSE or another primary
exchange on
which the portfolio
securities of the
Acquiring Fund or the
Acquired Fund
are purchased or sold,
shall be closed
to trading or trading on
such exchange
shall be restricted; or (b)
trading or the
reporting of trading on
the NYSE or
elsewhere shall be
disrupted so that
accurate appraisal of the
value of the
net assets of the
Acquiring Fund or the
Acquired Fund is
impracticable, the
Closing Date shall be
postponed until
the first Friday that is a
business day
after the day when
trading is fully
resumed and reporting is
restored.
3.4 TRANSFER AGENT'S
CERTIFICATE. State Street
Bank and
Trust Company, as
transfer agent for
the Acquired Fund as of
the Closing
Date, shall deliver at the
Closing a
certificate of an
authorized officer
stating that its records
contain the
names and addresses of
Acquired Fund
Shareholders, and the
number and
percentage ownership of
outstanding
shares owned by each
such shareholder
immediately prior to the
Closing. The
Acquiring Fund shall issue
and deliver,
or cause, State Street
Bank and Trust
Company, its transfer
agent, to issue
and deliver, a
confirmation evidencing
Acquiring Fund Shares to
be credited
on the Closing Date to
the Secretary of
the Acquired Fund
Registrant or
provide evidence
satisfactory to the
Acquired Fund that the
Acquiring
Fund Shares have been
credited to the
Acquired Fund's account
on the books
of the Acquiring Fund. At
the Closing,
each party shall deliver to
the other
such bills of sale,
assignments, checks,
certificates, opinions,
receipts and
other instruments or
documents, if any,
as such other party or its
counsel may
reasonably request.
ARTICLE IV
REPRESENTATIONS AND
WARRANTIES
4.1 REPRESENTATIONS
OF THE
ACQUIRED FUND. The
Acquired
Fund Registrant, on
behalf of the
Acquired Fund,
represents and
warrants to the Acquiring
Fund
Registrant, on behalf of
the Acquiring
Fund, as follows:
a)
The Acquired Fund is a
statutory trust duly
organized, validly
existing, and in good
standing under the laws
of the
Commonwealth of
Massachusetts.
b)
The Acquired Fund
Registrant is registered as
an open-end
management investment
company under the 1940
Act, the
Acquired Fund
Registrant's registration
with the Securities and
Exchange Commission
(the ?Commission?) as an
investment
company under the 1940
Act is in full force and
effect, and the Acquired
Fund's shares are
registered under the
Securities Act
of 1933, as amended
(?1993 Act?), and such
registration has not been
revoked or rescinded and
is in full force and effect.
c)
The current prospectus
and statement of
additional information of
the Acquired Fund
conform in all material
respects to the
applicable requirements
of the 1933 Act and the
1940 Act, and the rules
and regulations
thereunder, and do not
include any
untrue statement of a
material fact or omit to
state any material fact
required to be stated or
necessary to make the
statements
therein, in light of the
circumstances under
which they were made,
not misleading.
d)
The Acquired Fund is not
in violation of, and the
execution, delivery, and
performance of this
Agreement (subject to
shareholder approval)
will not result in the
violation of, any
provision of the Acquired
Fund Registrant's
Declaration of Trust
or By-Laws or of any
material agreement,
indenture, instrument,
contract, lease, or other
undertaking to which the
Acquired
Fund is a party or by
which the Acquired Fund
is bound.
e)
The Acquired Fund has
no material contracts or
other commitments
(other than this
Agreement) that will be
terminated with
liability to it before the
Closing Date, except for
liabilities, if any, to be
discharged as provided in
paragraph 1.3 hereof. All
contracts of the Acquired
Fund will be terminated
with respect to the
Acquired Fund as of the
Closing Date (including
any
such contracts with
affiliated persons of the
Acquired Fund).
f)
Except as otherwise
disclosed in writing to
and accepted by the
Acquiring Fund, no
litigation, administrative
proceeding, or
investigation of or before
any court or
governmental body is
presently pending or to
its knowledge threatened
against the
Acquired Fund or any of
its properties or assets.
Any such litigation, if
adversely determined,
would not materially and
adversely affect the
Acquired Fund's financial
condition, the conduct of
its business, or the ability
of the Acquired Fund to
carry out the transactions
contemplated by this
Agreement. The Acquired
Fund knows of no facts
that might form the basis
for
the institution of such
proceedings and is not a
party to or subject to the
provisions of any order,
decree, or judgment of
any
court or governmental
body that materially and
adversely affects its
business or its ability to
consummate the
transactions
contemplated herein.
g)
The audited financial
statements of the
Acquired Fund as of
January 31, 2014, and for
the fiscal year then
ended have been
prepared in accordance
with generally accepted
accounting principles,
and such statements
(copies of which have
been
furnished to the
Acquiring Fund) fairly
reflect the financial
condition of the Acquired
Fund as of such date, and
there are no
known contingent
liabilities of the Acquired
Fund as of such date that
are not disclosed in such
statements.
h)
Since the date of the
financial statements
referred to in sub-
paragraph (g) above,
there have been no
material adverse changes
in the Acquired Fund's
financial condition,
assets, liabilities or
business (other than
changes occurring in the
ordinary course
of business), or any
incurrence by the
Acquired Fund of
indebtedness maturing
more than one year from
the date such
indebtedness was
incurred, except as
otherwise disclosed to
and accepted by the
Acquiring Fund. For the
purposes of this sub-
paragraph (h), a decline
in the net asset value of
the Acquired Fund shall
not constitute a material
adverse change.
i)
As of the date hereof,
except as previously
disclosed to the
Acquiring Fund in writing,
and except as have been
corrected as
required by applicable
law, and to the best of
the Acquired Fund's
knowledge, there have
been no material
miscalculations of
the net asset value of the
Acquired Fund or the net
asset value per share of
any class or series of
shares during the twelve-
month period preceding
the date hereof and
preceding the Closing
Date, and all such
calculations have been
made in
accordance with the
applicable provisions of
the 1940 Act.
j)
The minute books and
other similar records of
the Acquired Fund as
made available to the
Acquiring Fund prior to
the
execution of this
Agreement contain a true
and complete record of
all action taken at all
meetings and by all
written consents
in lieu of meetings of the
shareholders of the
Acquired Fund and of the
Acquired Fund, the
Acquired Fund's Board
and
committees of the
Acquired Fund's Board.
The stock transfer
ledgers and other similar
records of the Acquired
Fund as made
available to the Acquiring
Fund prior to the
execution of this
Agreement, and as
existing on the Closing
Date, accurately
reflect all record
transfers prior to the
execution of this
Agreement, or the
Closing Date, as
applicable, in the
Acquired Fund
Shares.
k)
The Acquired Fund has
maintained, or caused to
be maintained on its
behalf, all books and
records required of a
registered
investment company in
compliance with the
requirements of Section
31 of the 1940 Act and
rules thereunder.
l)
All federal and other tax
returns and reports of
the Acquired Fund
required by law to be
filed have been filed, and
all federal
and other taxes shown
due on such returns and
reports have been paid,
or provision shall have
been made for the
payment
thereof. To the best of
the Acquired Fund's
knowledge, no such
return is currently under
audit, and no assessment
has been
asserted with respect to
such returns.
m)
All issued and
outstanding Acquired
Fund Shares are duly and
validly issued and
outstanding, fully paid
and non-assessable
by the Acquired Fund. All
of the issued and
outstanding Acquired
Fund Shares will, at the
time of the Closing Date,
be held
by the persons and in the
amounts set forth in the
records of the Acquired
Fund's transfer agent as
provided in paragraph
3.4.
The Acquired Fund has
no outstanding options,
warrants, or other rights
to subscribe for or
purchase any of the
Acquired Fund
Shares, and has no
outstanding securities
convertible into any of
the Acquired Fund
Shares.
n)
At the Closing Date, the
Acquired Fund will have
good and marketable
title to the Acquired
Fund's assets to be
transferred to
the Acquiring Fund
pursuant to paragraph
1.2, and full right, power,
and authority to sell,
assign, transfer, and
deliver such
assets hereunder, free of
any lien or other
encumbrance, except
those liens or
encumbrances to which
the Acquiring Fund has
received notice, and,
upon delivery and
payment for such assets,
and the filing of any
articles, certificates or
other documents
under the laws of the
Commonwealth of
Massachusetts, the
Acquiring Fund will
acquire good and
marketable title, subject
to
no restrictions on the full
transfer of such assets,
other than such
restrictions as might arise
under the 1933 Act, and
other than
as disclosed to and
accepted by the
Acquiring Fund.
o)
The execution, delivery
and performance of this
Agreement have been
duly authorized by all
necessary action on the
part of
the Acquired Fund.
Subject to approval by
the Acquired Fund
Shareholders, this
Agreement constitutes a
valid and binding
obligation of the
Acquired Fund,
enforceable in
accordance with its
terms, subject as to
enforcement, to
bankruptcy,
insolvency,
reorganization,
moratorium, and other
laws relating to or
affecting creditors' rights
and to general equity
principles.
p)
The information to be
furnished by the
Acquired Fund for use in
no-action letters,
applications for orders,
registration
statements, proxy
materials, and other
documents that may be
necessary in connection
with the transactions
contemplated
herein shall be accurate
and complete in all
material respects and
shall comply in all
material respects with
federal securities
and other laws and
regulations.
q)
From the effective date
of the Registration
Statement (as defined in
paragraph 5.7), through
the time of the meeting
of the
Acquired Fund
Shareholders and on the
Closing Date, any written
information furnished by
the Acquired Fund
Registrant with
respect to the Acquired
Fund for use in the Proxy
Materials (as defined in
paragraph 5.7), or any
other materials provided
in
connection with the
Reorganization, does not
and will not contain any
untrue statement of a
material fact or omit to
state a
material fact required to
be stated or necessary to
make the statements, in
light of the circumstances
under which such
statements were made,
not misleading.
r)
The Acquired Fund has
qualified and elected to
be treated as a
?regulated investment
company? under the
Code (a ?RIC?), as
of and since its first
taxable year; and
qualifies and will
continue to qualify as a
RIC under the Code for its
taxable year ending
upon the Closing Date.
s)
No governmental
consents, approvals,
authorizations or filings
are required under the
1933 Act, the Securities
Exchange Act
of 1934, as amended (the
?1934 Act?), the 1940 Act
or Commonwealth of
Massachusetts law for
the execution of this
Agreement by the
Acquired Fund
Registrant, for itself and
on behalf of the Acquired
Fund, or the
performance of the
Agreement by the
Acquired Fund
Registrant, for itself and
on behalf of the Acquired
Fund, except, in each
case, for (i) the
effectiveness of the
Registration Statement,
and the filing of any
articles, certificates or
other documents that
may be required
under Commonwealth of
Massachusetts law, (ii)
such other consents,
approvals, authorizations
and filings as have been
made
or received, and (iii) such
consents, approvals,
authorizations and filings
as may be required
subsequent to the
Closing Date, it
being understood,
however, that this
Agreement and the
transactions
contemplated herein
must be approved by the
shareholders of the
Acquired Fund as
described in paragraph
5.2.
t)
The Acquired Fund, and
the Acquired Fund
Registrant with respect
to the Acquired Fund, has
complied and is in
compliance
in all material respects
with the investment
policies and restrictions
set forth in its
registration statement
currently in effect.
The value of the net
assets of the Acquired
Fund has been
determined and is being
determined using
portfolio valuation
methods that comply in
all material respects with
the methods described in
its registration statement
and the requirements of
the 1940 Act. There are
no legal or governmental
actions, investigations,
inquiries, or proceedings
pending or, to the
knowledge of the
Acquired Fund,
threatened against the
Acquired Fund, or the
Acquired Fund Registrant
with respect to the
Acquired Fund, that
would question the right,
power or capacity of (a)
the Acquired Fund to
conduct its business as
conducted
now or at any time in the
past, or (b) the Acquired
Fund Registrant's ability
to enter into this
Agreement on behalf of
the
Acquired Fund or the
Acquired Fund's ability to
consummate the
transactions
contemplated by this
Agreement.
4.2
REPRESENTATIONS OF
THE ACQUIRING FUND.
The Acquiring Fund
Registrant, on behalf of
the Acquiring Fund,
represents and warrants
to the Acquired Fund
Registrant, on behalf of
the Acquired Fund, as
follows:
a)
The Acquiring Fund is a
statutory trust duly
organized, validly
existing, and in good
standing under the laws
of the
Commonwealth of
Massachusetts.
b)
The Acquiring Fund
Registrant is registered as
an open-end
management investment
company under the 1940
Act, the
Acquiring Fund
Registrant's registration
with the Commission as
an investment company
under the 1940 Act is in
full force
and effect, and the
Acquiring Fund's shares
are registered under the
1933 Act and such
registration has not been
revoked or
rescinded and is in full
force and effect.
c)
The current prospectus
and statement of
additional information of
the Acquiring Fund
conform in all material
respects to the
applicable requirements
of the 1933 Act and the
1940 Act and the rules
and regulations
thereunder, and do not
include any
untrue statement of a
material fact or omit to
state any material fact
required to be stated or
necessary to make such
statements
therein, in light of the
circumstances under
which they were made,
not misleading.
d)
The Acquiring Fund is not
in violation of, and the
execution, delivery and
performance of this
Agreement will not,
result in a
violation of, the
Acquiring Fund
Registrant's Declaration
of Trust or By-Laws or of
any material agreement,
indenture,
instrument, contract,
lease, or other
undertaking to which the
Acquiring Fund is a party
or by which it is bound.
e)
Except as otherwise
disclosed in writing to the
Acquired Fund, no
litigation, administrative
proceeding or
investigation of or
before any court or
governmental body is
presently pending or to
its knowledge threatened
against the Acquiring
Fund or any
of its properties or
assets. Any such
litigation, if adversely
determined, would not
materially and adversely
affect its financial
condition, the conduct of
its business or the ability
of the Acquiring Fund to
carry out the transactions
contemplated by this
Agreement. The
Acquiring Fund knows of
no facts that might form
the basis for the
institution of such
proceedings and it is
not a party to or subject
to the provisions of any
order, decree, or
judgment of any court or
governmental body that
materially
and adversely affects its
business or its ability to
consummate the
transaction
contemplated herein.
f)
The audited financial
statements of the
Acquiring Fund as of
January 31, 2014 and for
the fiscal year then
ended have been
prepared in accordance
with generally accepted
accounting principles,
and such statements
(copies of which have
been
furnished to the Acquired
Fund) fairly reflect the
financial condition of the
Acquiring Fund as of such
date, and there are no
known contingent
liabilities of the Acquiring
Fund as of such date that
are not disclosed in such
statements.
g)
Since the date of the
financial statements
referred to in sub-
paragraph (f) above,
there have been no
material adverse changes
in the Acquiring Fund's
financial condition,
assets, liabilities or
business (other than
changes occurring in the
ordinary course
of business), or any
incurrence by the
Acquiring Fund of
indebtedness maturing
more than one year from
the date such
indebtedness was
incurred, except as
otherwise disclosed to
and accepted by the
Acquired Fund. For the
purposes of this sub-
paragraph (g), a decline
in the net asset value of
the Acquiring Fund shall
not constitute a material
adverse change.
h)
All federal and other tax
returns and reports of
the Acquiring Fund
required by law to be
filed have been filed, and
all federal
and other taxes shown
due on such returns and
reports have been paid,
or provision shall have
been made for the
payment
thereof. To the best of
the Acquiring Fund's
knowledge, no such
return is currently under
audit, and no assessment
has been
asserted with respect to
such returns.
i)
All issued and
outstanding Acquiring
Fund Shares are duly and
validly issued and
outstanding, fully paid
and non-assessable
by the Acquiring Fund.
The Acquiring Fund has
no outstanding options,
warrants, or other rights
to subscribe for or
purchase
any Acquiring Fund
Shares, and there are no
outstanding securities
convertible into any
Acquiring Fund Shares.
j)
The execution, delivery
and performance of this
Agreement have been
duly authorized by all
necessary action on the
part of
the Acquiring Fund. This
Agreement constitutes a
valid and binding
obligation of the
Acquiring Fund,
enforceable in
accordance with its
terms, subject as to
enforcement, to
bankruptcy, insolvency,
reorganization,
moratorium, and other
laws
relating to or affecting
creditors' rights and to
general equity principles.
k)
Acquiring Fund Shares to
be issued and delivered
to the Acquired Fund for
the account of the
Acquired Fund
Shareholders
pursuant to the terms of
this Agreement will, at
the Closing Date, have
been duly authorized.
When so issued and
delivered,
such shares will be duly
and validly issued
Acquiring Fund Shares,
and will be fully paid and
non-assessable.
l)
The information to be
furnished by the
Acquiring Fund for use in
no-action letters,
registration statements,
proxy materials,
and other documents
that may be necessary in
connection with the
transactions
contemplated herein
shall be accurate and
complete in all material
respects and shall comply
in all material respects
with federal securities
and other laws and
regulations.
m)
From the effective date
of the Registration
Statement (as defined in
paragraph 5.7), through
the time of the meeting
of the
Acquired Fund
Shareholders and on the
Closing Date, any written
information furnished by
the Acquiring Fund
Registrant
with respect to the
Acquiring Fund for use in
the Proxy Materials (as
defined in paragraph
5.7), or any other
materials
provided in connection
with the Reorganization,
does not and will not
contain any untrue
statement of a material
fact or omit
to state a material fact
required to be stated or
necessary to make the
statements, in light of
the circumstances under
which
such statements were
made, not misleading.
n)
The Acquiring Fund has
qualified and elected to
be treated as a RIC under
the Code as of and since
its first taxable year; and
qualifies and shall
continue to qualify as a
RIC under the Code for its
current taxable year.
o)
No governmental
consents, approvals,
authorizations or filings
are required under the
1933 Act, the 1934 Act,
the 1940 Act or
Commonwealth of
Massachusetts law for
the execution of this
Agreement by the
Acquiring Fund
Registrant, for itself and
on
behalf of the Acquiring
Fund, or the
performance of the
Agreement by the
Acquiring Fund
Registrant, for itself and
on behalf
of the Acquiring Fund,
except, in each case, for
(i) the effectiveness of
the Registration
Statement, and the filing
of any
articles, certificates or
other documents that
may be required under
Commonwealth of
Massachusetts law, (ii)
such other
consents, approvals,
authorizations and filings
as have been made or
received, and (iii) such
consents, approvals,
authorizations and filings
as may be required
subsequent to the
Closing Date.
p)
The Acquiring Fund
agrees to use all
reasonable efforts to
obtain the approvals and
authorizations required
by the 1933 Act,
the 1940 Act, and any
state Blue Sky or
securities laws as it may
deem appropriate in
order to continue its
operations after the
Closing Date.
ARTICLE V
COVENANTS OF THE
ACQUIRING
FUND AND THE
ACQUIRED FUND
5.1 OPERATION IN
ORDINARY
COURSE. The Acquiring
Fund and the
Acquired Fund will each
operate its
respective business in the
ordinary
course between the date
of this
Agreement and the
Closing Date, it
being understood that
such ordinary
course of business will
include
customary dividends and
shareholder
purchases and
redemptions.
5.2 APPROVAL OF
SHAREHOLDERS. The
Acquired
Fund Registrant will call a
special
meeting of the Acquired
Fund
Shareholders to consider
and act upon
this Agreement and to
take all other
appropriate action
necessary to obtain
approval of the
transactions
contemplated herein.
5.3 INVESTMENT
REPRESENTATION. The
Acquired
Fund covenants that the
Acquiring
Fund Shares to be issued
pursuant to
this Agreement are not
being acquired
for the purpose of
making any
distribution, other than
in connection
with the Reorganization
and in
accordance with the
terms of this
Agreement.
5.4 ADDITIONAL
INFORMATION.
The Acquired Fund will
assist the
Acquiring Fund in
obtaining such
information as the
Acquiring Fund
reasonably requests
concerning the
beneficial ownership of
the Acquired
Fund's shares.
5.5 FURTHER ACTION.
Subject to
the provisions of this
Agreement, the
Acquiring Fund and the
Acquired Fund
will each take or cause to
be taken, all
action, and do or cause
to be done, all
things reasonably
necessary, proper or
advisable to consummate
and make
effective the transactions
contemplated
by this Agreement,
including any
actions required to be
taken after the
Closing Date.
5.6 STATEMENT OF
EARNINGS
AND PROFITS. As
promptly as
practicable, but in any
case within
sixty days after the
Closing Date, the
Acquired Fund shall
furnish the
Acquiring Fund, in such
form as is
reasonably satisfactory to
the
Acquiring Fund, a
statement of the
earnings and profits of
the Acquired
Fund for federal income
tax purposes
that will be carried over
by the
Acquiring Fund as a result
of Section
381 of the Code, and
which will be
certified by the Acquired
Fund
Registrant's Treasurer.
5.7 PREPARATION OF
REGISTRATION
STATEMENT
AND SCHEDULE 14A
PROXY
STATEMENT. The
Acquiring Fund
Registrant will prepare
and file with
the Commission a
registration
statement on Form N-14
relating to the
Acquiring Fund Shares to
be issued to
shareholders of the
Acquired Fund (the
?Registration
Statement?). The
Registration Statement
on Form N-14
shall include a proxy
statement and a
prospectus of the
Acquiring Fund
relating to the
transaction
contemplated
by this Agreement. The
Registration
Statement shall be in
compliance with
the 1933 Act, the 1934
Act and the
1940 Act, as applicable.
Each party
will provide the other
party with the
materials and
information necessary to
prepare the registration
statement on
Form N-14 (the ?Proxy
Materials?), for
inclusion therein, in
connection with
the meeting of the
Acquired Fund's
Shareholders to consider
the approval
of this Agreement and
the transactions
contemplated herein.
5.8 PRE-CLOSING
DIVIDEND. On
or before the Closing
Date, the
Acquired Fund shall have
declared and
paid to its shareholders
of record a
dividend or dividends
which, together
with all previous such
dividends, shall
have the effect of
distributing all of the
Acquired Fund's
investment company
taxable income
(computed without
regard to any deduction
for dividends
paid), if any, plus the
excess, if any, of
its interest income
excludible from
gross income under
Section 103(a) of
the Code over its
deductions
disallowed under
Sections 265 and
171(a)(2) of the Code for
all taxable
periods or years ending
on or before
the Closing Date, and all
of its net
capital gains realized
(after reduction
for any capital loss carry
forward), if
any, in all taxable periods
or years
ending on or before the
Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT
TO
OBLIGATIONS OF THE
ACQUIRED
FUND
  The obligations of the
Acquired
Fund to consummate the
transactions
provided for herein shall
be subject, at
its election, to the
performance by the
Acquiring Fund of all the
obligations
to be performed by the
Acquiring Fund
pursuant to this
Agreement on or
before the Closing Date,
and, in
addition, subject to the
following
conditions:
  All representations,
covenants, and
warranties of the
Acquiring Fund
contained in this
Agreement shall be
true and correct in all
material respects
as of the date hereof and
as of the
Closing Date, with the
same force and
effect as if made on and
as of the
Closing Date. The
Acquiring Fund
shall have delivered to
the Acquired
Fund a certificate
executed in the
Acquiring Fund's name by
the
Acquiring Fund
Registrant's President
or Vice President and its
Treasurer or
Assistant Treasurer, in
form and
substance satisfactory to
the Acquired
Fund and dated as of the
Closing Date,
to such effect and as to
such other
matters as the Acquired
Fund shall
reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT
TO
OBLIGATIONS OF THE
ACQUIRING
FUND
  The obligations of the
Acquiring
Fund to consummate the
transactions
provided for herein shall
be subject, at
its election, to the
performance by the
Acquired Fund of all the
obligations to
be performed by the
Acquired Fund
pursuant to this
Agreement, on or
before the Closing Date
and, in
addition, shall be subject
to the
following conditions:
  All representations,
covenants, and
warranties of the
Acquired Fund
contained in this
Agreement shall be
true and correct in all
material respects
as of the date hereof and
as of the
Closing Date, with the
same force and
effect as if made on and
as of such
Closing Date. The
Acquired Fund shall
have delivered to the
Acquiring Fund
on such Closing Date a
certificate
executed in the Acquired
Fund's name
by the Acquired Fund
Registrant's
President or Vice
President and the
Treasurer or Assistant
Treasurer, in
form and substance
satisfactory to the
Acquiring Fund and dated
as of such
Closing Date, to such
effect and as to
such other matters as the
Acquiring
Fund shall reasonably
request.
  The Acquired Fund shall
have
delivered to the
Acquiring Fund a
statement of the
Acquired Fund's assets
and liabilities, together
with a list of
the Acquired Fund's
portfolio
securities showing the
tax costs of such
securities by lot and the
holding
periods of such
securities, as of the
Closing Date, certified by
the
Treasurer of the Acquired
Fund
Registrant.
ARTICLE VIII
FURTHER CONDITIONS
PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRING FUND AND
ACQUIRED
FUND
  If any of the conditions
set forth
below do not exist on or
before the
Closing Date with respect
to the
Acquired Fund or the
Acquiring Fund,
the other party to this
Agreement shall,
at its option, not be
required to
consummate the
transactions
contemplated by this
Agreement:
8.1 This Agreement and
the
transactions
contemplated herein,
with
respect to the Acquired
Fund, shall
have been approved by
the requisite
vote of the holders of the
outstanding
shares of the Acquired
Fund in
accordance with
applicable law and the
provisions of the
Acquired Fund
Registrant's Declaration
of Trust and
By-Laws. Certified copies
of the
resolutions evidencing
such approval
shall have been delivered
to the
Acquiring Fund.
Notwithstanding
anything herein to the
contrary, neither
the Acquiring Fund nor
the Acquired
Fund may waive the
conditions set
forth in this paragraph
8.1.
8.2 On the Closing Date,
the
Commission shall not
have issued an
unfavorable report under
Section 25(b)
of the 1940 Act, or
instituted any
proceeding seeking to
enjoin the
consummation of the
transactions
contemplated by this
Agreement under
Section 25(c) of the 1940
Act.
Furthermore, no action,
suit or other
proceeding shall be
threatened or
pending before any court
or
governmental agency in
which it is
sought to restrain or
prohibit, or obtain
damages or other relief
in connection
with this Agreement or
the transactions
contemplated herein.
8.3 All required consents
of other
parties and all other
consents, orders,
and permits of federal,
state and local
regulatory authorities
(including those
of the Commission and of
State
securities authorities,
including any
necessary ?no-action?
positions and
exemptive orders from
such federal
and state authorities) to
permit
consummation of the
transactions
contemplated herein
shall have been
obtained, except where
failure to
obtain any such consent,
order, or
permit would not involve
a risk of a
material adverse effect
on the assets or
properties of the
Acquiring Fund or the
Acquired Fund, provided
that either
party hereto may waive
any such
conditions for itself.
8.4 The Registration
Statement shall
have become effective
under the 1933
Act, and no stop orders
suspending the
effectiveness thereof
shall have been
issued. To the best
knowledge of the
parties to this
Agreement, no
investigation or
proceeding relating to
the Registration
Statement shall have
been instituted or be
pending,
threatened or
contemplated under the
1933 Act.
8.5 The parties shall have
received an
opinion of K&L Gates
substantially to
the effect that for federal
income tax
purposes:
a)
The transfer of all or
substantially all of the
Acquired Fund's assets to
the Acquiring Fund solely
in exchange for Acquiring
Fund Shares (followed by
the distribution of
Acquiring Fund Shares to
the Acquired Fund
Shareholders in
dissolution and
liquidation of the
Acquired Fund) will
constitute a
?reorganization? within
the meaning of Section
368(a) of the Code, and
the
Acquiring Fund and the
Acquired Fund will each
be a ?party to a
reorganization? within
the meaning of Section
368(b) of the
Code.
b)
No gain or loss will be
recognized by the
Acquiring Fund upon the
receipt of the assets of
the Acquired Fund solely
in
exchange for Acquiring
Fund Shares.
c)
No gain or loss will be
recognized by the
Acquired Fund upon the
transfer of the Acquired
Fund's assets to the
Acquiring
Fund solely in exchange
for Acquiring Fund Shares
or upon the distribution
(whether actual or
constructive) of Acquiring
Fund Shares to Acquired
Fund Shareholders in
exchange for their
Acquired Fund Shares.
d)
No gain or loss will be
recognized by any
Acquired Fund
Shareholder upon the
exchange of its Acquired
Fund Shares for
Acquiring Fund Shares.
e)
The aggregate tax basis
of the Acquiring Fund
Shares received by each
Acquired Fund
Shareholder pursuant to
the
Reorganization will be
the same as the
aggregate tax basis of the
Acquired Fund Shares
held by such Acquired
Fund
Shareholder immediately
prior to the
Reorganization. The
holding period of
Acquiring Fund Shares
received by each
Acquired Fund
Shareholder will include
the period during which
the Acquired Fund Shares
exchanged therefor were
held by
such shareholder,
provided the Acquired
Fund Shares are held as
capital assets at the time
of the Reorganization.
f)
The tax basis of the
Acquired Fund's assets
acquired by the Acquiring
Fund will be the same as
the tax basis of such
assets to
the Acquired Fund
immediately prior to the
Reorganization. The
holding period of the
assets of the Acquired
Fund in the
hands of the Acquiring
Fund will include the
period during which
those assets were held
by the Acquired Fund.
  Such opinion shall be
based on
customary assumptions
and such
representations as K&L
Gates may
reasonably request, and
the Acquired
Fund and Acquiring Fund
will
cooperate to make and
certify the
accuracy of such
representations. The
foregoing opinion may
state that no
opinion is expressed as to
the effect of
the Reorganization on
the Acquiring
Fund, the Acquired Fund
or any
Acquired Fund
Shareholder with
respect to any asset as to
which
unrealized gain or loss is
required to be
recognized for federal
income tax
purposes at the end of a
taxable year
(or on the termination or
transfer
thereof) under a mark-
to-market
system of accounting.
Notwithstanding
anything herein to the
contrary, neither
the Acquiring Fund nor
the Acquired
Fund may waive the
conditions set
forth in this paragraph
8.5.
ARTICLE IX
EXPENSES
  The Acquired Fund and
the
Acquiring Fund will nor
bear any
expenses associated with
their
participation in the
Reorganization,
except as contemplated
in this Article
IX. The Acquired Fund
will pay the
following direct proxy
expenses
relating to its
participation in the
Reorganization: (a) cost
of processing,
printing and mailing the
Proxy
Materials and (b) the cost
of soliciting
and tabulating the vote
of its
shareholders in
connection with the
special meeting of
shareholders. In
addition, to the extent
that any
transition of portfolio
securities is
required in connection
with the
Reorganization, the
Acquiring Fund
may incur transaction
expenses
associated with the sale
and purchase
of portfolio securities.
Federated
Investment Management
Company or
its affiliates will pay all
remaining
direct and indirect
expenses associated
with the Acquired Fund's
and
Acquiring Fund's
participation in the
Reorganization. Such
other expenses
include, without
limitation: (a)
expenses associated with
the
preparation and filing of
the Proxy
Materials; (b) accounting
fees; (c) legal
fees; and (d) other
related
administrative or
operational costs.
ARTICLE X
ENTIRE AGREEMENT;
SURVIVAL OF
WARRANTIES
10.1 The Acquiring Fund
Registrant,
on behalf of the
Acquiring Fund, and
the Acquired Fund
Registrant, on
behalf of the Acquired
Fund, agree that
neither party has made
to the other
party any representation,
warranty
and/or covenant not set
forth herein,
and that this Agreement
constitutes the
entire agreement
between the parties.
10.2 Except as specified
in the next
sentence set forth in this
paragraph
10.2, the
representations,
warranties,
and covenants contained
in this
Agreement or in any
document
delivered pursuant to or
in connection
with this Agreement,
shall not survive
the consummation of the
transactions
contemplated hereunder.
The
covenants to be
performed after the
Closing Date shall
continue in effect
beyond the
consummation of the
transactions
contemplated hereunder.
ARTICLE XI
TERMINATION
  This Agreement may be
terminated
by the Acquiring Fund
Registrant or
Acquired Fund Registrant
on or before
the Closing Date. In the
event of any
such termination, in the
absence of
willful default, there shall
be no
liability for damages on
the part of any
of the Acquiring Fund,
the Acquiring
Fund Registrant, the
Acquired Fund or
the Acquired Fund
Registrant, or their
respective Trustees or
officers.
  This Agreement may be
terminated
by the mutual agreement
of the
Acquiring Fund
Registrant and the
Acquired Fund
Registrant. In addition,
either the Acquiring Fund
Registrant or
the Acquired Fund
Registrant may at
its option terminate this
Agreement at
or before the Closing
Date due to:
a breach by the other of
any
representation, warranty,
or agreement
contained herein to be
performed at or
before the Closing Date,
if not cured
within 30 days;
a condition herein
expressed to be
precedent to the
obligations of the
terminating party that
has not been met
and it reasonably
appears that it will
not or cannot be met; or
a determination by a
party's Board, as
appropriate, that the
consummation of
the transactions
contemplated herein is
not in the best interest of
the Acquired
Fund Registrant or the
Acquiring Fund
Registrant, respectively,
and notice
given to the other party
hereto.
ARTICLE XII
AMENDMENTS
  This Agreement may be
amended,
modified, or
supplemented in such
manner as may be
mutually agreed
upon in writing by the
officers of the
Acquired Fund
Registrant, on behalf of
the Acquired Fund, and
the Acquiring
Fund Registrant, on
behalf of the
Acquiring Fund, and as
specifically
authorized by their
respective Boards;
provided, however, that
following the
meeting of the Acquired
Fund
Shareholders called by
the Acquired
Fund pursuant to
paragraph 5.2 of this
Agreement, no such
amendment may
have the effect of
changing the
provisions for
determining the number
of Acquiring Fund Shares
to be issued
to the Acquired Fund
Shareholders
under this Agreement to
the detriment
of such shareholders
without their
further approval.
ARTICLE XIII
HEADINGS;
COUNTERPARTS;
GOVERNING LAW;
ASSIGNMENT;
LIMITATION OF LIABILITY
  The Article and
paragraph headings
contained in this
Agreement are for
reference purposes only
and shall not
affect in any way the
meaning or
interpretation of this
Agreement.
This Agreement may be
executed in
any number of
counterparts, each of
which shall be deemed
an original.
This Agreement shall be
governed
by and construed in
accordance with
the laws of the
Commonwealth of
Pennsylvania.
  This Agreement shall
bind and inure
to the benefit of the
parties hereto and
their respective
successors and assigns,
but, except as provided
in this
paragraph, no
assignment or transfer
hereof or of any rights or
obligations
hereunder shall be made
by any party
without the written
consent of the other
party. Nothing herein
expressed or
implied is intended or
shall be
construed to confer upon
or give any
person, firm, or
corporation, trust, or
entities other than the
parties hereto
and their respective
successors and
assigns, any rights or
remedies under
or by reason of this
Agreement.
  It is expressly agreed
that the
obligations of the Funds
hereunder
shall not be binding upon
any of the
Trustees, shareholders,
nominees,
officers, agents, or
employees of the
Acquiring Fund
Registrant or Acquired
Fund Registrant
personally, but shall
bind only the property of
the Funds, as
provided in the
Declaration of Trust of
the Acquiring Fund
Registrant and
Acquired Fund
Registrant, as
applicable. The execution
and delivery
of this Agreement have
been
authorized by the
Trustees of the
Acquiring Fund
Registrant and
Acquired Fund
Registrant, as
applicable, on behalf of
the Funds and
signed by authorized
officers of the
Acquiring Fund
Registrant and
Acquired Fund
Registrant, acting as
such. Neither the
authorization by such
Trustees nor the
execution and delivery
by such officers shall be
deemed to
have been made by any
of them
individually or to impose
any liability
on any of them
personally, but shall
bind only the property of
the Funds as
provided in the
Declaration of Trust of
the Acquiring Fund
Registrant and
Acquired Fund
Registrant, as
applicable.

IN WITNESS WHEREOF,
the parties
have duly executed this
Agreement, all
as of the date first
written above.
F
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Name: John W.
McGonigle

Title: Secretary
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J
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M
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Title: Secretary